UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2024

FLORA GROWTH CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-40397	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3230 W. Commercial Boulevard, Suite 180
 Fort Lauderdale, Florida, United States 33309
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (954) 842-4989

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, no par value	FLGC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 10, 2024, Flora Growth Corp., a corporation organized under the laws of the Province of Ontario (the "Company"), entered into a Placement Agent Agreement with Aegis Capital Corp. (the "Placement Agent Agreement") relating to an offering of up to 44,910,179 common shares, no par value per share (the "Offering"). Under the terms of the transaction and pursuant to separate subscription agreements entered into between the Company and certain institutional investors on December 10, 2024 and December 11, 2024, respectively (the "Subscription Agreements"), the Company agreed to sell an aggregate of 425,000 common shares at a price of $1.67 per share, for aggregate gross proceeds of approximatively $709,750.

The Shares to be issued in the Offering were offered pursuant to the Company's Offering Statement on Form 1-A  (Registration No. 024-12465), initially filed by the Company with the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended, on July 16, 2024, as subsequently amended with the SEC on each of August 7, 2024, October 15, 2024, and November 22, 2024, and most recently qualified by the SEC on November 29, 2024.

The foregoing does not purport to be a complete description of the Placement Agent Agreement and Subscription Agreements and is qualified in its entirety by reference to the full text of the documents, which are filed as Exhibit 1.1 and Exhibit 1.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

1.1	Placement Agent Agreement, between Flora Growth Corp. and Aegis Capital Corp., dated December 10, 2024
1.2	Form of Subscription Agreement (incorporated by reference to Exhibit 4.1 of the Form 1-A offering statement (File No. 024-12465) filed on August 7, 2024)
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLORA GROWTH CORP.

Date: December 12, 2024	By:	/s/ Clifford Starke
	Name:	Clifford Starke
	Title:	Chief Executive Officer